                                                               Exhibit 10.37(b)

                                 FIRST AMENDMENT
                                       TO
                       MASTER LOAN AND SECURITY AGREEMENT


     THIS FIRST AMENDMENT TO MASTER LOAN and SECURITY AGREEMENT (the "First Amendment") is made and dated as of the 30th day of December, 1999, by and among AAMES CAPITAL CORPORATION, a California corporation (the "Borrower"), and MORGAN STANLEY MORTGAGE CAPITAL, INC., a New York corporation (the "Lender"), and together with the Borrower (the "Parties").

                                    RECITALS

     A. Pursuant to that certain Master Loan and Security Agreement dated as of October 29, 1999 by and between the Borrower and the Lender (the "Loan Agreement"), the Borrower and Lender agreed to enter into transactions on the terms and subject to the conditions set forth therein. All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement.

     B. The Parties hereto wish to amend certain provisions in the Loan Agreement as set forth more particularly below.

     NOW, THEREFORE, in consideration of the foregoing Recitals and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto agree as follows:

                                    AGREEMENT

     1. MAINTENANCE OF PROFITABILITY. To reflect the agreement of the Parties hereto to amend the negative covenant regarding the Borrower's Maintenance of Profitability, effective as of the First Amendment Effective Date; Section 7.16 of the Loan Agreement is hereby amended to delete the reference to "December 31, 1999" and to replace it with "June 30, 2000".

     2. FIRST AMENDMENT EFFECTIVE DATE. This First Amendment shall become effective on the 30th day of December, 1999 (the "First Amendment Effective Date").

     3. REAFFIRMATION OF OBLIGATIONS. The Borrower hereby reaffirms all of its obligations under the Loan Agreement and under all other documents, instruments and agreements executed in connection therewith and acknowledges and agrees that such obligations are not altered, modified or affected in any manner or to any extent except as expressly provided herein.

     4. COUNTERPARTS. This First Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

     5. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to Lender as follows:

          (a) The Borrower has the corporate power and authority and the leagal right to execute, deliver and perform this First Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this First Amendment. This First Amendment has been duly executed and delivered on behalf of the Borrower and constitutes the legal, valid and binding obligations enforceable in accordance with its terms.

          (b) At and as of the date of execution hereof and as of the First Amendment Effective Date and both prior to and after giving effect hereto: (a) the representations and warranties of Borrower contained in the Loan Agreement are accurate and complete in all respects, and (ii) there has not occurred and Event of Default.

     6. NO OTHER AMENDMENT. Except as expressly amended hereby, the Loan Agreement shall remain in full force and effect as written and amended to date.



                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Parties hereto have caused this First Amendment to be executed as of the day and year first above written.


                                      AAMES CAPITAL CORPORATION

                                      By:      /s/ David A. Sklar
                                          -------------------------------------
                                      Name:    David A. Sklar
                                      Title:   Executive Vice President and CFO


                                      MORGAN STANLEY MORTGAGE
                                      CAPITAL INC.


                                      By:      /s/ Andrew Neuberger
                                          -------------------------------------
                                      Name:    Andres Neuberger
                                      Title:   Vice President